                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997



TO OUR SHAREHOLDERS:

     The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1997, the Gabelli Value Fund's (the "Fund") total return was 1.0% compared to returns of 0.1%, (5.2)%, and 2.7% over the same period for the Value Line Composite, Russell 2000 Index, and the S&P 500, respectively. Each index is an unmanaged indicator of stock market performance.

     For the five year period ended March 31, 1997, the Value Fund's return averaged 14.0% annually, versus average annual returns of 14.2%, 12.8%, and 16.4% for the Value Line Composite, Russell 2000 Index, and S&P 500, respectively.

     Since inception on September 29, 1989 through March 31, 1997, the Fund has had a total return of 134.9%, which equates to an average annual return of 12.0% over its life.


INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------------------------------------------
                                                                        QUARTER
                                                       -----------------------------------------
                                                         1ST         2ND         3RD         4TH            YEAR
                                                         ---         ---         ---         ---            ----
     1997: Net Asset Value ..........................  $11.63         __          __          __              __
           Total Return .............................    1.0%         __          __          __              __
--------------------------------------------------------------------------------------------------------------------
     1996: Net Asset Value ..........................  $12.88      $13.08      $12.63      $11.52          $11.52
           Total Return .............................   10.9%        1.6%       (3.4)%       0.0%            8.7%
--------------------------------------------------------------------------------------------------------------------
     1995: Net Asset Value ..........................  $11.41      $11.75      $12.81      $11.61          $11.61
           Total Return .............................    8.8%        3.0%        9.0%        0.3%           22.5%
--------------------------------------------------------------------------------------------------------------------
     1994: Net Asset Value ..........................  $11.37      $11.55      $12.43      $10.49          $10.49
           Total Return .............................   (6.0)%       1.6%        7.6%       (2.7)%           0.0%
--------------------------------------------------------------------------------------------------------------------
     1993: Net Asset Value ..........................  $11.15      $11.93      $13.92      $12.09          $12.09
           Total Return .............................   10.1%        7.0%       16.7%        1.5%           39.4%
--------------------------------------------------------------------------------------------------------------------
     1992: Net Asset Value ..........................  $10.40       $9.84      $10.04      $10.13          $10.13
           Total Return .............................    9.7%       (5.4)%       2.0%        6.4%           12.7%
--------------------------------------------------------------------------------------------------------------------
     1991: Net Asset Value ..........................   $9.51       $9.50       $9.57       $9.48           $9.48
           Total Return .............................   11.8%       (0.1)%       0.7%        2.5%           15.3%
--------------------------------------------------------------------------------------------------------------------
     1990: Net Asset Value ..........................   $9.23       $9.36       $8.19       $8.51           $8.51
           Total Return .............................   (2.4)%       1.4%      (12.5)%       9.0%           (5.6)%
--------------------------------------------------------------------------------------------------------------------
     1989: Net Asset Value ..........................     __          __          __        $9.58           $9.58
           Total Return .............................     __          __          __         2.1%(b)         2.1%(b)
--------------------------------------------------------------------------------------------------------------------


                                                                                  DIVIDEND HISTORY
--------------------------------------------------           -----------------------------------------------------
  AVERAGE ANNUAL RETURNS - MARCH 31, 1997 (a)                PAYMENT (EX) DATE  RATE PER SHARE  REINVESTMENT PRICE
  --------------------------------------------               -----------------  --------------  ------------------
  1 Year .............................. (1.0)%               December 27, 1996       $1.110           $11.57
         .............................. (6.5)%(c)            December 27, 1995       $1.230           $11.56
  5 Year .............................. 14.0%                December 30, 1994       $1.600           $10.49
         .............................. 12.7%(c)             December 31, 1993       $2.036           $12.09
  Life of Fund(b) ..................... 12.0%                December 31, 1992       $0.553           $10.13
         .............................. 11.2%(c)             December 31, 1991       $0.334           $ 9.48
--------------------------------------------------           December 31, 1990       $0.420           $ 8.51
                                                             March 19, 1990          $0.120           $ 9.21
                                                             December 29, 1989         $0.0678          $ 9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
-------------------------------------------------------------------------------

WHAT WE DO

     We do what is described as bottom-up research: we read
annual reports; we visit the competition; we talk to
customers; we go belly to belly with management. We            [PYRAMID GRAPHIC]
structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET: TOO MUCH OF A GOOD THING

     Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

     We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

     What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples do contract, should interest rates rise.

     The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investorsNthose twenty and thirty something mutual fund managers who have never experienced even a substantial market correctionNrespond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

     While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

     We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

TO INDEX OR NOT INDEX - THE NEW RHETORIC

     In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

     There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

     With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling . At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie companyNpick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

     Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.

MUST CARRY

     In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their first amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

     Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) benefit because with cable channel capacity still restrained, the value of their "slots" with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 - NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

IN THIS CORNER WEARING THE RED TRUNKS . . .

     A heavyweight battle is unfolding between Hilton Hotels Corporation
(HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875
- NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.

SNAPPLE, CRACK AND POP

     In another ring, Quaker Oats Company (OAT - $36.50 - NYSE) has thrown in the towel on Snapple, selling it to Triarc Companies Inc. (TRY - $17.50 - NYSE) for $300 million, $1.4 billion below the $1.7 billion it paid for the company just three years ago. Despite having egg--or is that iced tea--all over its face, Quaker Oats has become a much more attractive target for a larger food company like Nestle SA (NESAF - $1,170.95 - NASDAQ) or RJR Nabisco Holdings Corporation (RN - $32.25 - NYSE) looking for dominant market share brands like Quaker Oats' Gatorade and ready-to-eat breakfast cereals. We believe the company is worth well over $50 a share to the right buyer. Even if nothing develops on this front, Quaker Oats' earnings should be refreshing as they discontinue writing off all the goodwill on the ill-advised purchase of Snapple.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENTURY TELEPHONE ENTERPRISES, INC. (CTL - $29.55 - NYSE) is an independent telecommunications company based in Monroe, Louisiana with over 500,000 access lines in 14 states in the South and Midwest. As such, it is a way to play the migration trend to rural America. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in 14 states including Wisconsin, Louisiana, Michigan, Ohio and Arkansas. These systems have typically provided growth in excess of the industry average. The company has announced its intent to purchase Pacific Telecom's cellular operations. The transaction is expected to close in the third quarter of 1997 and will increase CTL's cellular POP coverage 21%, to
9.7 million POPS, and add 90,000 subscribers. The company continues to build value through its other ventures, primarily its long distance and competitive local exchange carrier (CLEC) operations. On March 31, 1997, CTL made progress towards surfacing hidden value in its CLEC business with its agreement to sell metro access networking (MAN) to Brooks Fiber Properties (BFPT - $17.875 - NASDAQ) in exchange for approximately 12% of BFPT's common equity.

CHRIS-CRAFT INDUSTRIES, INC. (CCN - $39.625 - NYSE), through   -----------------
its 76% ownership of BHC Communications, Inc., is primarily       Chris-Craft
a television broadcaster. BHC owns and operates                   Industries
UPN-affiliated TV stations in New York (WWOR), Los Angeles     -----------------
(KCOP) and Portland (KPTV). BHC also controls over 59% of        76%
United Television, Inc., which operates an NBC affiliate, an   -----------------
ABC affiliate and three UPN affiliates. Chris-Craft's 8               BHC
television stations constitute one of the nation's largest       Communications
television station groups, reaching approximately 20% of the   -----------------
country's households. BHC had owned 100% of United Paramount     59%
Network (UPN), but Viacom has exercised its option to          -----------------
purchase 50% of UPN for $160 million, which is equal to             United
about one-half of UPN's operating losses to date. Debt free,      Television
with about $1.5 billion in cash and marketable securities,     -----------------
the Chris-Craft complex is strongly positioned to expand its operations.

GENERAL ELECTRIC COMPANY (GE - $99.25 - NYSE), with an equity market valuation of over $170 billion, is the largest U.S. company and one of the largest, most diversified industrial companies in the world. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's guidance, GE has recorded a series of impressive earnings gains which are anticipated to continue beyond the year 2000.

GRUPO TELEVISA S.A. (TV - $24.24 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. Its business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat Corporation (SPOT - $28.75 - NASDAQ) and Univision Communications Inc. (UVN - $32.625 -
NYSE).

MEDIA GENERAL, INC. (MEG'A - $28.375 - ASE) our largest holding representing 14% of our portfolio, is a Richmond, VA-based company, publishing daily newspapers in Tampa, Winston-Salem and throughout the Southeast. Media General now owns sixteen network television stations in southeast markets, inc luding Birmingham, Tampa and Jacksonville and a cable television franchise in Fairfax County, VA. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. Media General recently closed its purchase of Park Acquisitions, Inc. for $710 million. Through its hubris and thirst for "size", management has neglected its shareholders, but the slump in stock price makes it a hold.

QUAKER OATS COMPANY (OAT - $36.50 - NYSE) has three brand franchises: Quaker Oats grain-based products, Gatorade, and Snapple. It is the dominant player in hot cereals, rice cakes, and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand name with world-wide sales of approximately $1.5 billion. In the U.S., Gatorade has maintained a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. Snapple is being sold to Triarc Beverages for approximately $300 million in cash.

TELE-COMMUNICATIONS, INC. (TCOMA - $12.00 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played a major role in the valuation of cable properties. We believe that the passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed "@Home", to its 80% stake in Tele-Communications International, Inc. A major cost containment effort is beginning to show results, leading to substantial increases in operating cash flow.

TELE-COMMUNICATIONS, INC./LIBERTY MEDIA GROUP (LBTYA - $19.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner (TWX - $43.25
- NYSE), the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $18.00 - NYSE), and Tele-Communications International, Inc. (TINTA - $12.875 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

TIME WARNER INC. (TWX - $43.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group.

VIACOM INC. (VIA - $32.625 - ASE; VIA'B - $33.125 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the first quarter of 1997 as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.


                                   Sincerely,

                                   /s/ MARIO J. GABELLI

                                   MARIO J. GABELLI, CFA
                                   President and
                                   Chief Investment Officer

May 1, 1997

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1997
                                ----------------

  Media General, Inc.                        Century Telephone Enterprises, Inc
  Time Warner Inc.                           TCI/Liberty Media Group
  Chris-Craft Industries, Inc.               Quaker Oats Company
  Grupo Televisa S.A.                        Tele-Communications, Inc.
  Viacom, Inc.                               General Electric Company
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
  SHARES                                         VALUE(c)
-----------                                    ------------
             COMMON STOCKS--98.2%
             AUTOMOTIVE: PARTS AND ACCESSORIES--2.3%
     50,000  Echlin Inc......................  $  1,700,000
    135,000  Federal-Mogul Corporation.......     3,324,375
     25,000  GenCorp Inc.....................       475,000
     87,225  Handy & Harman..................     1,308,375
     30,000  Johnson Controls, Inc...........     2,415,000
     50,000  Quaker State Corporation........       768,750
                                               ------------
                                                  9,991,500
                                               ------------
             AVIATION: PARTS AND
               SERVICE--1.0%
    177,500  Coltec Industries Inc.+.........     3,283,750
     36,000  Hudson General Corporation......     1,341,000
                                               ------------
                                                  4,624,750
                                               ------------
             BROADCASTING--14.1%
     92,200  Ackerley Group..................     1,210,125
    527,192  Chris-Craft Industries, Inc.....    20,889,987
     80,000  Gray Communications Systems,
               Inc., Class B.................     1,360,000
    790,000  Grupo Televisa S.A., GDR+.......    19,651,250
    110,000  Liberty Corporation.............     4,620,000
     60,000  LIN Television Corporation+.....     2,175,000
    200,000  Paxson Communications
               Corporation, Class A+.........     2,150,000
      6,900  United Television, Inc..........       604,612
    500,000  Westinghouse Electric Corp......     8,875,000
                                               ------------
                                                 61,535,974
                                               ------------
             BUSINESS SERVICES--1.0%
    127,000  Berlitz International, Inc.,
               New+..........................     2,841,625
    138,000  Nashua Corporation..............     1,656,000
                                               ------------
                                                  4,497,625
                                               ------------
             CABLE--9.5%
    245,000  Cablevision Systems Corporation,
               Class A+......................     7,288,750
     80,000  General Instrument
               Corporation+..................     1,830,000
    410,900  International Family
               Entertainment, Inc.,
               Class B+......................     8,372,088
    950,000  Tele-Communications, Inc.,
               Class A+......................    11,400,000
    636,000  Tele-Communications,
               Inc./Liberty Media Group,
               Class A+......................    12,680,250
                                               ------------
                                                 41,571,088
                                               ------------
             COMMUNICATIONS EQUIPMENT--0.1%
     30,000  Scientific-Atlanta, Inc.........       457,500
                                               ------------
             CONSUMER PRODUCTS--8.4%
    100,000  American Brands, Inc............     5,062,500
    330,000  Carter-Wallace, Inc.............     4,496,250
     75,000  Culbro Corporation+.............     7,031,250
     99,000  General Electric Company........     9,825,750
     80,000  Ralston Purina Group............     6,250,000
    120,000  Syratech Corporation+...........     3,840,000
                                               ------------
                                                 36,505,750
                                               ------------
             CONSUMER SERVICES--1.5%
    260,000  HSN, Inc.+......................     6,597,500
                                               ------------

             DIVERSIFIED INDUSTRIAL--2.3%
      4,000  Brady (W.H.) Co., Class A.......  $    100,500
     32,000  Honeywell, Inc..................     2,172,000
    120,000  ITT Industries Inc..............     2,685,000
    217,500  Katy Industries, Inc............     3,398,438
     60,000  Lamson & Sessions Co.+..........       472,500
     30,000  Trinity Industries, Inc.........       911,250
    178,000  Tyler Corporation+..............       289,250
                                               ------------
                                                 10,028,938
                                               ------------
             ENERGY--0.3%
     70,000  Southwest Gas Corporation.......     1,216,250
                                               ------------
             ENTERTAINMENT--8.7%
     35,000  GC Companies, Inc.+.............     1,373,750
    550,000  Time Warner Inc.................    23,787,500
    390,000  Viacom Inc., Class A+...........    12,723,750
                                               ------------
                                                 37,885,000
                                               ------------
             EQUIPMENT AND SUPPLIES--6.1%
     64,000  AMP Incorporated................     2,200,000
     50,000  Ampco-Pittsburgh Corporation....       606,250
     45,000  A.O. Smith Corporation..........     1,569,375
     19,000  Brad Ragan, Inc.+...............       522,500
     42,000  Deere & Company.................     1,827,000
    140,000  Gerber Scientific, Inc..........     2,170,000
     14,250  IDEX Corporation................       334,875
     70,000  Ingersoll-Rand Company..........     3,053,750
    110,000  Navistar International
               Corporation+..................     1,031,250
    157,500  Pittway Corporation, Class A....     7,638,750
     67,000  Sequa Corporation, Class A+.....     2,989,875
     20,000  Sequa Corporation, Class B+.....     1,027,500
     55,000  TRINOVA Corporation.............     1,842,500
                                               ------------
                                                 26,813,625
                                               ------------
             FINANCIAL SERVICES--2.0%
    115,000  American Express Company........     6,885,625
     55,000  Lehman Brothers Holdings Inc....     1,601,875
      5,000  Salomon Inc.....................       249,375
                                               ------------
                                                  8,736,875
                                               ------------
             FOOD AND BEVERAGE--5.3%
    325,000  Quaker Oats Company.............    11,862,500
     40,000  Seagram Company Ltd.............     1,530,000
    330,000  Whitman Corporation.............     8,085,000
     25,000  Wrigley (Wm.) Jr. Company.......     1,459,375
                                               ------------
                                                 22,936,875
                                               ------------
             HEALTH CARE--0.3%
    150,000  IVAX Corporation+...............     1,481,250
                                               ------------
             HOTELS/GAMING--4.4%
    450,000  Aztar Corporation+..............     3,206,250
     70,000  Circus Circus Enterprises,
               Inc.+.........................     1,820,000
     60,000  Hilton Hotels Corporation.......     1,455,000
    165,000  ITT Corporation, New+...........     9,714,375
    140,000  Mirage Resorts, Incorporated+...     2,975,000
                                               ------------
                                                 19,170,625
                                               ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
  SHARES                                         VALUE(c)
-----------                                    ------------
             COMMON STOCKS (CONTINUED)
             METALS AND MINING--1.4%
     50,000  Barrick Gold Corporation........  $  1,187,500
    150,000  Echo Bay Mines Ltd..............       993,750
     70,000  Homestake Mining Company........     1,058,750
     70,000  Placer Dome Inc.................     1,268,750
    440,000  Royal Oak Mines Inc.+...........     1,402,500
                                               ------------
                                                  5,911,250
                                               ------------
             PUBLISHING--17.6%
    240,000  Golden Books Family
               Entertainment, Inc.+..........     2,220,000
    100,000  Harcourt General, Inc...........     4,650,000
     65,000  McGraw-Hill Companies, Inc......     3,323,125
  2,157,000  Media General, Inc., Class A....    61,204,875
    240,000  Meredith Corporation............     5,550,000
                                               ------------
                                                 76,948,000
                                               ------------
             REAL ESTATE--1.4%
    400,000  Catellus Development
               Corporation+..................     6,100,000
                                               ------------
             RETAIL--2.6%
     35,000  Burlington Coat Factory
               Warehouse Corporation+........       630,000
     40,000  Giant Food Inc., Class A........     1,280,000
     35,000  Hartmarx Corporation+...........       201,250
    100,000  Lillian Vernon Corporation......     1,400,000
    300,000  Neiman Marcus Group, Inc.+......     7,725,000
                                               ------------
                                                 11,236,250
                                               ------------
             SPECIALITY CHEMICAL--0.8%
    110,000  Ferro Corporation...............     3,300,000
                                               ------------
             TELECOMMUNICATIONS--1.7%
     18,000  Aliant Communications Inc.......       297,000
     28,000  BCE Inc.........................     1,288,000
     76,000  C-TEC Corporation+..............     2,147,000
     40,000  Northern Telecom Limited........     2,615,000
     30,000  Southern New England
               Telecommunications
               Corporation...................     1,076,250
                                               ------------
                                                  7,423,250
                                               ------------

             WIRELESS COMMUNICATIONS--5.4%
     80,000  AirTouch Communications Inc.+...  $  1,840,000
    430,000  Century Telephone Enterprises,
               Inc...........................    12,685,000
     75,000  COMSAT Corporation, Series 1....     1,828,125
     40,000  Loral Space & Communications
               Inc.+.........................       565,000
    120,000  TCI Satellite Entertainment
               Inc.,
               Class A+......................       930,000
    500,000  Telecom Italia Mobile SpA.......     1,439,496
    115,000  Telephone and Data Systems,
               Inc...........................     4,413,125
                                               ------------
                                                 23,700,746
                                               ------------
TOTAL COMMON STOCKS..........................   428,670,621
                                               ------------
             PREFERRED STOCK--0.5%
    157,750  News Corporation Limited,
               Sponsored ADR Preference
               Shares........................     2,346,531
                                               ------------
 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BOND--0.1%
             ENTERTAINMENT--0.1%
$   497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006..........       464,695
                                               ------------
             REPURCHASE AGREEMENT--1.5%
  6,607,000  Agreement with Morgan (J.P.) &
               Co., Incorporated,
               6.00% due 04/01/1997(a).......     6,607,000
                                               ------------
TOTAL INVESTMENTS (Cost
  $343,623,800)(b)................   100.3%     438,088,847
OTHER ASSETS AND LIABILITIES
  (NET)...........................    (0.3)      (1,306,049)
                                     -----     ------------

NET ASSETS APPLICABLE TO
  37,569,458 SHARES OF COMMON
  STOCK
  OUTSTANDING.....................   100.0%    $436,782,798
                                     =====     ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE.....................               $11.63
                                                     ======
MAXIMUM OFFERING PRICE PER SHARE
  ($11.63/.945 BASED ON MAXIMUM SALES
  CHARGE OF 5.5% OF THE OFFERING PRICE
  AT MARCH 31, 1997)..................               $12.31
                                                     ======

------------------------------
(a) Agreement dated 03/31/1997, to be repurchased at $6,608,101, collateralized by $5,854,000 U.S. Treasury Note, 8.500% due 02/15/2020 (value $6,739,710).
(b) Aggregate cost for Federal tax purposes was $343,960,964. Net unrealized appreciation for Federal tax purposes was $94,127,883 (gross unrealized appreciation was $107,583,436 and gross unrealized depreciation was $13,455,553).
(c) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
+   Non-income producing security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer,
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                  [PHOTO]

 THE

 GABELLI

 VALUE

 FUND

 INC.

                                                           FIRST QUARTER REPORT
                                                                 MARCH 31, 1997